UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

March 14, 2005

Date of Report (Date of earliest event reported)

VYYO INC.

(Exact name of Registrant as specified in its charter)

Delaware	0-30189	94-3241270
(State of Incorporation)	(Commission File No.)	(IRS Employer Identification No.)

4015 Miranda Avenue, First Floor

Palo Alto, California 94304

(Address of principal executive offices, including zip code)

(650) 319-4000

(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM	1.01 Entry into a Material Definitive Agreement

On January 20, 2005, the Board of Directors of the registrant, Vyyo Inc. (the “Company”) approved the Company’s Third Amended and Restated 2000 Employee and Consultant Equity Incentive Plan (the “Plan”), subject to stockholder approval. On March 14, 2004, at the annual meeting of the Company’s stockholders, the stockholders approved the Plan, thereby increasing (1) the number of shares reserved for issuance thereunder by 1,500,000 shares, to 8,340,088; and (2) the amount of the automatic, annual increases in the number of shares available thereunder (the “evergreen” provisions) to an amount equal to the lesser of (a) 1,000,000 shares, or (b) ten percent of the number of outstanding shares on the last day of the immediately preceding fiscal year.

The Plan, which is attached hereto, continues to be used to enable the Company to attract and retain highly qualified personnel who will contribute to the Company’s success and to provide participants with incentives that are linked directly to increases in stockholder value. The Plan continues to provide for the issuance of stock-based incentive awards, including stock options, stock appreciation rights, limited stock appreciation rights, restricted stock, deferred stock and performance shares.

Also filed as exhibits are general forms of grant agreements used by the Company, specifically a general form of Stock Option Agreement for U.S.-based representatives; a general form of Stock Option Agreement with acceleration for certain senior U.S.-based representatives; a general form of Stock Option Agreement for Israel-based representatives; a general form of Stock Option Agreement for China-based representatives; and a general form of Notice of Grant, which notice typically provides the number of shares, exercise price, vesting terms and similar data.

The foregoing is a summary description of the terms of the Plan and the forms of grant agreement and by its nature is incomplete. It is qualified in the entirety by the text of the Plan and the forms of grant agreement, which are attached hereto as exhibits.

ITEM 9.01 Financial Statements and Exhibits

(c)	Exhibits

10.1	Third Amended and Restated 2000 Employee and Consultant Equity Incentive Plan.

99.1	General form of Stock Option Agreement for U.S.-based representatives.

99.2	General form of Stock Option Agreement with acceleration for certain U.S.-based representatives.

99.3	General form of Stock Option Agreement for Israel-based representatives.

99.4	General form of Stock Option Agreement for China-based representatives.

99.5	General form of Notice of Grant.

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SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

VYYO INC.

Date: March 16, 2005	By:	/s/ Arik Levi
Arik Levi
Chief Financial Officer

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EXHIBIT INDEX

Exhibit Number	Description of Exhibit
10.1	Third Amended and Restated 2000 Employee and Consultant Equity Incentive Plan.

99.1	General form of Stock Option Agreement for U.S.-based representatives.

99.2	General form of Stock Option Agreement with acceleration for certain U.S.-based representatives.

99.3	General form of Stock Option Agreement for Israel-based representatives.

99.4	General form of Stock Option Agreement for China-based representatives.

99.5	General form of Notice of Grant.

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